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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported)   MAY 9, 2007
                                                         -------------------

                              I/OMAGIC CORPORATION
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             (Exact name of registrant as specified in its charter)

           NEVADA                     000-27267                  33-0773180
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

                       4 MARCONI, IRVINE, CALIFORNIA 92618
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code     (949) 707-4800
                                                   -----------------------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

STRATEGIC ALLIANCE SHARE PURCHASE AGREEMENT WITH JIANGXI GREATSOURCE DISPLAY TECH. CO. LTD.

     On May 9, 2007, I/OMagic Corporation (the "Company") entered into a Strategic Alliance Share Purchase Agreement (the "Purchase Agreement") with Jiangxi Greatsource Display Tech. Co. Ltd. ("Jiangxi"), which provides for the purchase of 21,750,000 shares of the Company's common stock by Jiangxi for an aggregate of $95,000,000.

     Pursuant to the Purchase Agreement, the purchase of the shares of the Company's common stock is to occur in three separate closings as follows: (1) the first closing is to occur on September 30, 2007 and is to include the issuance of 8,000,000 shares of the Company's common stock to Jiangxi for a payment of $24,000,000; (2) the second closing is to occur between March 31, 2008 and May 31, 2008 and is to include the issuance of 10,000,000 shares of the Company's common stock to Jiangxi for a payment of $41,000,0000; and (3) the third closing is to occur on May 31, 2008 and is to include the issuance of 3,750,000 shares of the Company's common stock to Jiangxi for a payment of $30,000,000.

     In the next 30 days, the Company and Jiangxi are to negotiate the terms and conditions of (1) a registration rights agreement to register the shares of the Company's common stock purchased by Jiangxi pursuant to the Purchase Agreement;
(2) an employment agreement between the Company and Tony Shahbaz, the Company's president and chief executive officer; (3) a voting agreement between Jiangxi and the Company; and (4) such other agreements as the parties deem necessary.

     Pursuant to the Purchase Agreement, on June 10, 2007, the Company is to appoint a nominee of Jiangxi to the board of directors of the Company.

     To the extent the transactions covered by the Purchase Agreement require filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), within 10 days of the execution date of the Purchase Agreement the Company and Jiangxi are to file with the Federal Trade Commission and the United States Department of Justice all reports and other documents required to be filed by such party and promptly comply with any requests for additional information by the Federal Trade Commission or the United States Department of Justice, in each case such that the initial 30 day waiting period applicable to the transactions contemplated by the Purchase Agreement under the HSR Act shall expire as soon as practicable.

     In addition to customary closing conditions, the closings under the Purchase Agreement are contingent upon (1) Jiangxi obtaining governmental approvals in the People's Republic of China to secure the funds necessary to purchase the shares contemplated by the Purchase Agreement; (2) expiration or termination of the waiting period under the HSR Act; (3) the Company's common stock being designated for quotation or listed on the OTC Bulletin Board; (4) filing of all reports that the Company is obligated to file under the Securities Exchange Act of 1934, as amended; and (5) removal of the "E" modifier appended to the Company's trading symbol. Also, either party may terminate the Purchase Agreement on or before June 8, 2007 based on the results of such party's due diligence.

     The disclosures in Item 2.03 and 5.02 are hereby incorporated by reference.

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     The Strategic Alliance Share Purchase Agreement also contains other customary representations, warranties, covenants and closing conditions.

     A copy of the Strategic Alliance Share Purchase Agreement is attached hereto as Exhibit 10.1, and is incorporated herein by reference. The foregoing description of this agreement is qualified in its entirety by reference to the full text of the agreement.

ITEM 2.03 CREATION OF DIRECT FINANCIAL OBLIGATION.

     Pursuant to the Purchase Agreement, Jiangxi is to provide the Company with a trade credit facility in an aggregate amount not to exceed $15,000,0000. Such credit facility is to terminate on the date of the third closing. The credit facility may only be used in connection with purchases of products from suppliers to the Company. For each purchase of products in reliance on the credit facility, the Company must promptly comply with payment terms equal to net 75 days.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     The disclosures in Item 1.01 are hereby incorporated by reference.

     The shares of the Company's common stock to be issued pursuant to the Purchase Agreement are being issued in reliance upon exemptions from securities registration afforded by Rule 506 of Regulation D or Regulation S as promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

     The disclosures in Item 1.01 are hereby incorporated by reference.

     Based on the number of shares of the Company's common stock outstanding as of the filing of this Current Report on Form 8-K, Jiangxi will hold approximately 70% of the outstanding shares of the Company's common stock after the consummation of the purchase and sale of all 21,750,000 shares of the Company's common stock as contemplated in the Purchase Agreement.

ITEM 5.02 COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     The employment agreement with Mr. Shahbaz described in Item 1.01 is to provide for, among other things, the opportunity for Mr. Shahbaz to receive a bonus in connection with the successful negotiation of the Purchase Agreement, which bonus is to be payable in the form of shares of the Company's common stock at each of the closing dates as follows: (1) at the first closing, such number of shares when combined with the number of shares owned by Mr. Shahbaz prior to such issuance is to result in Mr. Shahbaz having a direct ownership interest in the Company equal to 25.76% of the then outstanding shares calculated on a fully-diluted basis; (2) at the second closing, such number of shares when combined with the number of shares owned by Mr. Shahbaz prior to such issuance is to result in Mr. Shahbaz having a direct ownership interest in the Company equal to 16.60% of the then outstanding shares calculated on a fully-diluted basis; and (3) at the third closing, such number of shares when combined with the number of shares owned by Mr. Shahbaz prior to such issuance is to result in Mr. Shahbaz having a direct ownership interest in the Company equal to 9.90% of the then outstanding shares calculated on a fully-diluted basis. Such shares are to be registered by the company on Form S-8. The employment agreement is subject to approval by the Company's board of directors. Because Mr. Shahbaz is a director of the Company, the employment agreement constitutes an interested director transaction.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.
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          None.

     (b)  Pro Forma Financial Information.
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          None.

     (c)  Exhibits.
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          Number   Description
          ------   -----------

          10.1 Strategic Alliance Share Purchase Agreement dated May 9, 2007 between I/OMagic Corporation and Jiangxi Greatsource Display Tech. Co. Ltd.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 14, 2007              I/OMAGIC CORPORATION


                                 By: /S/ THOMAS L. GRUBER
                                    ------------------------------------------
                                     Thomas L. Gruber, Chief Financial Officer


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                         EXHIBITS FILED WITH THIS REPORT

Number    Description
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10.1      Strategic Alliance Share Purchase Agreement dated May 9, 2007 between
          I/OMagic Corporation and Jiangxi Greatsource Display Tech. Co. Ltd.